UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  September 28, 2006

CAREADVANTAGE, INC.
(Exact name of Registrant as specified in charter)

Delaware	0-26168	52-1849794
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

485-C Route 1 South
Iselin, New Jersey 08830
(732) 362-5000
(Address, including zip code and telephone number, including area code, of
Registrant’s principal executive offices)

Not Applicable
(Former name or former address of Registrant, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 Termination of a Material Definitive Agreement

On September 28, 2006, CareAdvantage, Inc. (the “Registrant”) was notified by Kaiser Foundation Health Plan of the Northwest (“Kaiser”) that Kaiser was exercising its right to terminate the Services and License Agreement between the Registrant and Kaiser (the “Agreement”). Accordingly, the Agreement will terminate effective December 31, 2006. Pursuant to the Agreement, the Registrant provided management and consulting services to Kaiser and licensed to Kaiser access to the Registrant’s proprietary RPNavigator tool. Kaiser informed the Registrant that it had to terminate the Agreement due to budget issues. A copy of the Agreement, including its amendments, was previously filed with the Securities and Exchange Commission. A copy of the termination letter is attached hereto as Exhibit 10.1.

Although the Agreement has accounted for a sizable amount of the Registrant’s revenues over the past several years, the Registrant does not believe that the termination will materially adversely impact the Registrant’s ongoing business and operations. The Registrant is continuing to assess the impact of the termination of the Agreement on the Registrant’s business. The Registrant will attempt to compensate for the terminated Agreement by using its resources to expand its current service to existing customers, market its services to and enter into contracts with new customers, and, if necessary, implement cost reductions measures until the revenues are replaced. There is no assurance, however, that any of these measures will be successful.

The information included in this Current Report on Form 8-K contains forward-looking statements. All statements that do not concern historical facts are forward-looking statements. These statements involve substantial known and unknown risks and uncertainties that could cause the actual results to differ materially from those described herein, including those risks described in the Registrant’s Annual Report on Form 10-KSB for the year ended December 31, 2005. The Registrant’s forward-looking statements are based on information currently available to it, and the Registrant undertakes no obligation to update or revise these statements, whether as a result of changes in underlying factors, new information, future events or otherwise.

Item 9.01  Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description

10.1	Letter from Kaiser Foundation Health Plan of the Northwest terminating
Services and License Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAREADVANTAGE, INC.

Date: October 3, 2006	By:	/s/ Dennis J. Mouras
Dennis J. Mouras,
Chief Executive Office

EXHIBIT INDEX

Exhibit No.	Description

10.1	Letter from Kaiser Foundation Health Plan of the Northwest terminating
Services and License Agreement